EXHIBIT 24.1

                                POWER OF ATTORNEY
                     (1997 Stock Incentive Plan, as amended)

              The undersigned, an officer and/or director of COLUMBIA SPORTSWEAR COMPANY, does hereby constitute and appoint Timothy Boyle, Gertrude Boyle, Patrick Anderson and Carl Davis, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Columbia Sportswear Company or as an officer or director of Columbia Sportswear Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Columbia Sportswear Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of 1,650,000 shares of Common Stock of Columbia Sportswear Company pursuant to the Columbia Sportswear Company 1997 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Columbia Sportswear Company or as an officer or director of Columbia Sportswear Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

              DATED: January 25, 2002



TIMOTHY P. BOYLE                             PATRICK D. ANDERSON
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Timothy P. Boyle                             Patrick D. Anderson

GERTRUDE BOYLE                               SARAH BANY
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Gertrude Boyle                               Sarah Bany

MURREY R. ALBERS                             EDWARD S. GEORGE
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Murrey R. Albers                             Edward S. George

JOHN STANTON                                 WALTER KLENZ
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John Stanton                                 Walter Klenz